UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-2183

Barings Corporate Investors
(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202
(Address of principal executive offices) (Zip code)

Janice M. Bishop, Vice President, Secretary and Chief Legal Officer Independence Wharf, 470 Atlantic Ave., Boston, MA 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 413-226-1000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/19

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

2019

Barings CORPORATE INVESTORS 2019 Annual Report

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website http://www.barings.com/MCI, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

BARINGS CORPORATE INVESTORS

Barings Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

INVESTMENT OBJECTIVE & POLICY

The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below- investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times a year in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

In this report, you will find a complete listing of the Trust’s holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust’s Annual Meeting of Shareholders, which will be held on April 23, 2020 at 11:00 A.M. in Charlotte, North Carolina.

PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Trust’s website at http://www.barings.com/mci; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec. gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2019 is available (1) on the Trust’s website at http://www.barings.com/mci; and (2) on the SEC’s website at http://www.sec.gov.

FORM N-PORT

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust’s website at http://www.barings.com/mci or upon request by calling, toll-free, 1-866-399-1516.

LEGAL MATTERS

The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

BARINGS CORPORATE INVESTORS

c / o Barings LLC

300 South Tryon St., Suite 2500

Charlotte, NC 28202

1-866-399-1516

http://www.barings.com/mci

ADVISER

Barings LLC

300 South Tryon St., Suite 2500

Charlotte, NC 28202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Boston, Massachusetts 02110

COUNSEL TO THE TRUST

Ropes & Gray LLP

Boston, Massachusetts 02111

CUSTODIAN

State Street Bank and Trust Company

Boston, MA 02110

TRANSFER AGENT & REGISTRAR

DST Systems, Inc.

P.O. Box 219086

Kansas City, MO 64121-9086

1-800-647-7374

2019 Annual Report

PORTFOLIO COMPOSITION AS OF 12/31/19*

PORTFOLIO COMPOSITION AS OF 12/31/18*

*	Based on market value of total investments

Barings Corporate Investors

TOTAL ANNUAL PORTFOLIO RETURN (AS OF 12/31 EACH YEAR)*

*	Data for Barings Corporate Investors (the “Trust”) represents returns based on the change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Trust’s shares due to the difference between the Trust’s net asset value of its shares outstanding (See page 12 for total investment return based on market value). Past performance is no guarantee of future results.
**	The Credit Suisse Leveraged Loan Index was added in 2018 to represent the Trust’s portfolio composition which now includes a material amount of floating rate securities.

 2019 Annual Report

TO OUR SHAREHOLDERS

I am pleased to share with you the Trust’s Annual Report for the year ended December 31, 2019. At the Trust’s meeting of the Board of Trustees, held on October 25, 2019, Robert M. Shettle announced that he was retiring from Barings LLC and as President of the Trust in January 2020. The Trust has announced that I, Christina Emery, would succeed Mr. Shettle as President of the Trust effective January 1, 2020. I previously served as Vice President of the Trust and am engaged in the day-to-day management of the Trust. I joined Barings in 2005 and since 2011 have been a Managing Director in Barings’ Global Private Finance Group.

PORTFOLIO PERFORMANCE

The Trust’s net total portfolio rate of return for 2019 was 13.7%, as measured by the change in net asset value assuming the reinvestment of all dividends and distributions. The Trust’s total net assets were $308,249,420 or $15.24 per share, as of December 31, 2019. This compares to $291,237,445 or $14.50 per share, as of December 31, 2018. The Trust paid a quarterly dividend of $0.30 per share for each of the four quarters of 2019, for a total annual dividend of $1.20 per share. In 2018, the Trust also paid four quarterly dividends of $0.30 per share, for a total annual dividend of $1.20 per share. Net taxable investment income for 2019 was $1.21 per share, compared to 2018 net taxable investment income of $1.22 per share.

The Trust’s stock price increased 14.7% during 2019, from $14.70 as of December 31, 2018 to $16.86 as of December 31, 2019. The Trust’s stock price of $16.86 as of December 31, 2019 equates to a 10.6% premium over the December 31, 2019 net asset value per share of $15.24. The Trust’s average quarter-end premium for the 3-, 5-, 10- and 25-year periods ended December 31, 2019 was 2.6%, 7.2%, 12.0%, and 7.3%, respectively.

The table below lists the average annual net returns of the Trust’s portfolio, based on the change in net assets and assuming the reinvestment of all dividends and distributions. Average annual returns of the Bloomberg Barclays U.S. Corporate High Yield Index and the Russell 2000 Index for the 1-, 3-, 5-, 10- and 25-year periods ended December 31, 2019 and the Credit Suisse Leveraged Loan Index for the 1-year period ended December 31, 2019 are provided for comparison purposes only.

	The Trust	Bloomberg Barclays US Corporate HY Index	Russell 2000 Index	Credit Suisse Leveraged Loan Index

1 Year	13.71%	14.32%	25.52%	8.17%

3 Years	10.73%	6.37%	8.59%

5 Years	9.69%	6.13%	8.23%

10 Years	12.33%	7.57%	11.83%

25 Years	13.17%	7.57%	9.35%

Past performance is no guarantee of future results

PORTFOLIO ACTIVITY

The Trust had an active fourth quarter, closing on eight new private placement investments and eight add-on investments in existing portfolio companies representing $21,385,650 of invested capital. For the year, the Trust closed 17 new private placement investments, and 29 add-on investments in existing portfolio companies. A brief

Barings Corporate Investors

description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in private placement investments in 2019 was $52,281,305, which was significantly less than the $115,711,550 of private placement investments made by the Trust in 2018, but was in line with private placement investments made in the five years prior.

Throughout 2019, the Trust’s level of new investment activity benefited from several factors: the expansion of the Trust’s target investment criteria; expansion of the private debt platform of Barings (the Trust’s investment advisor); and overall activity within the private debt market. These favorable items were partially offset by the continuance of hyper-competitive and aggressive market conditions. In 2019, overall middle market sponsored private debt investment activity decreased by 19%, compared to 2018 volume (source: Refinitiv LPC’s MM Weekly, February 7, 2020). Competition for new investment opportunities remained intense due to the amount of fresh capital that continues to flow into the private debt and private equity markets. As a result, companies continued to be pursued aggressively by both buyers and lenders alike, leading to the continued prevalence of high purchase multiples and leverage levels in the market. In 2019, average purchase price multiples for middle market companies, with less than $50 million in EBITDA, increased to 12.9 times from 10.6 times in 2018 (S&P Global LCD Review, December 31, 2019). With average purchase multiples increasing, average debt multiples remained high at 6.0x total leverage and 5.25x senior leverage (Refinitiv LPC’s Middle Market 4Q19 Institutional Review, January 10, 2020).

In addition to working on new investment activity, we continue to maintain our focus on managing and maintaining the quality of the portfolio. As such, the credit quality of the Trust’s existing portfolio remained stable throughout the year. The number of companies on our watch list or in default continues to remain at acceptable levels.

We had 17 companies exit from the Trust’s portfolio during 2019. This level of exit activity in the Trust’s portfolio was slightly lower than recent years as realization levels have ranged from 18-32 exits annually since 2014. In 15 of these exits, the Trust realized a positive return on its investment. This level of realization activity in recent years is yet another indicator of how active and aggressive the middle market M&A and debt markets have been, and continue to be.

During 2019, the Trust had six portfolio companies fully or partially pre-pay their debt obligations. These transactions, in which the debt instruments held by the Trust were fully or partially prepaid, are generally driven by performing companies seeking to take advantage of lower interest rates and the abundance of debt capital. Unless replaced by new private debt investments, these prepayments reduce net investment income. The level of refinancing activity the portfolio has experienced has remained relatively stable since 2016. Three portfolio companies paid dividends to the Trust on its equity holdings in those companies.

OUTLOOK FOR 2020

As we enter 2020, debt markets continue to look promising. Default rates remain at relatively low levels, there is plenty of both private equity and private debt capacity, which should continue to drive middle market M&A activity, and our pipeline of investment opportunities remains relatively stable and healthy. However, as mentioned above, the dynamics within that market have been, and are expected to remain aggressive. Rest assured that regardless of market conditions, we will continue to employ on behalf of the Trust the same investment philosophy that has served it well since its inception: investing in companies that we believe have a strong business proposition, solid cash flow and experienced, ethical management. We believe this philosophy, along with Barings’ seasoned investment-management team, positions the Trust well to meet its long-term investment objectives.

2019 Annual Report

The Trust maintained its $0.30 per share quarterly dividend in 2019 for a total annual dividend of $1.20 per share. As has been mentioned in prior reports, recurring investment income alone has generally not been sufficient to fully fund the current dividend rate, which has required supplementation from non-recurring income and earnings carry forwards. While recurring investment income remains stable, it may not be sufficient to fully fund the current dividend rate in the future. Net investment income has generally been below the dividend rate since 2013 due principally to the considerable reduction in the number of higher yielding junior debt investment opportunities resulting from prepayments and realizations in the portfolio, combined with generally lower investment returns available due to market and competitive dynamics in recent years. The percentage of the portfolio in floating rate debt securities increased in 2019 to 47% compared to 43% a year ago. All of the above said, the level of recurring investment income expected to be generated by the Trust in 2020, combined with the availability of earnings carry forwards and other non-recurring income, is currently expected to be sufficient to maintain the current dividend rate over the next several quarters. Over time, however, the Trust’s dividend paying ability tends to be correlated with its recurring earnings capacity. We and the Board of Trustees will continue to evaluate the current and future earnings capacity of the Trust and formulate a dividend strategy that is consistent with the Trust’s recurring earnings.

At the Trust’s meeting of the Board of Trustees, held on January 23, 2020, James Roy announced that he was retiring from Barings LLC and as Chief Financial Officer of the Trust in 2020. The Trust has announced that Jonathan Bock would succeed Mr. Roy as Chief Financial Officer of the Trust effective March 1, 2020.

As always, I would like to thank you for your continued interest in and support of Barings Corporate Investors. I look forward to seeing you at the Trust’s annual shareholder meeting in Charlotte, NC, on April 23, 2020.

Sincerely,

Christina Emery

President

Barings Corporate Investors

2019 Dividends	Record Date	Total Paid	Ordinary Income	Short-Term Gains	Long-Term Gains
Regular	5/6/2019	0.3000	0.3000	-	-
Regular	8/5/2019	0.3000	0.3000	-	-
Regular	11/4/2019	0.3000	0.3000	-	-
Regular	12/31/2019	0.3000	0.3000	-	-
		1.2000	1.2000	0.0000	0.0000

The Trust did not have distributable net long-term capital gains in 2019.

Annual Dividend	Qualified for Dividend Received Deduction*		Qualified Dividends**		Interest Earned on U.S. Gov’t. Obligations
Amount Per Share	Percent	Amount Per Share	Percent	Amount Per Share	Percent	Amount Per Share
$ 1.20	9.2953%	$0.1113	9.2953%	$0.1113	0%	0.0000
*	Not available to individual shareholders
**	Qualified dividends are reported in Box 1b on IRS Form 1099-Div for 2019

BARINGS CORPORATE INVESTORS
Financial Report
Consolidated Statement of Assets and Liabilities	8

Consolidated Statement of Operations	9

Consolidated Statement of Cash Flows	10

Consolidated Statements of Changes in Net Assets	11

Consolidated Selected Financial Highlights	12

Consolidated Schedule of Investments	13-38

Notes to Consolidated Financial Statements	39-46

Report of Independent Registered Public Accounting Firm	47

Interested Trustees	48-49

Independent Trustees	50-51

Officers of the Trust	52

Barings Corporate Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

Assets:
Investments
(See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
(Cost - $275,202,513)	$279,938,306
Corporate restricted securities at market value
(Cost - $17,270,779)	16,811,669
Corporate public securities at market value
(Cost - $12,491,964)	11,541,772
Short-term securities at amortized cost	12,291,715

Total investments (Cost - $317,256,971)	320,583,462

Cash	24,130,264
Interest receivable	1,846,326
Receivable for investments sold	211,304
Other assets	2,612

Total assets	346,773,968

Liabilities:
Note payable	30,000,000
Dividend payable	6,067,814
Tax payable	1,051,236
Investment advisory fee payable	963,279
Payable for investments purchased	186,229
Interest payable	135,317
Accrued expenses	120,673

Total liabilities	38,524,548

Commitments and Contingencies (See Note 8)

Total net assets	$308,249,420

Net Assets:
Common shares, par value $1.00 per share	$20,226,045
Additional paid-in capital	272,110,618
Total distributable earnings	15,912,757

Total net assets	$308,249,420

Common shares issued and outstanding (28,054,782 authorized)	20,226,045

Net asset value per share	$15.24

See Notes to Consolidated Financial Statements

 2019 Annual Report

CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Interest	$27,595,540
Dividends	572,408
Other	246,521

Total investment income	28,414,469

Expenses:
Investment advisory fees	3,837,377
Interest	1,059,000
Trustees’ fees and expenses	390,000
Professional fees	297,206
Reports to shareholders	100,000
Custodian fees	33,600
Other	116,409

Total expenses	5,833,592

Investment income - net	22,580,877

Net realized and unrealized gain on investments:
Net realized gain on investments before taxes	3,342,164
Income tax expense	(1,266,556)

Net realized gain on investments after taxes	2,075,608

Net increase/(decrease) in unrealized appreciation/(depreciation) of investments before taxes	14,356,428
Net increase/(decrease) in unrealized appreciation/(depreciation) of investments after taxes	14,356,428

Net gain on investments	16,432,036

Net increase in net assets resulting from operations	$39,012,913

See Notes to Consolidated Financial Statements

 Barings Corporate Investors

CONSOLIDATED STATEMENT OF CASH FLOWS

For the year ended December 31, 2019

Net increase in cash:

Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$(12,029,664)
Purchases of portfolio securities	(62,849,206)
Proceeds from disposition of portfolio securities	75,622,570
Interest, dividends and other income received	26,045,509
Interest expense paid	(1,059,000)
Operating expenses paid	(4,814,090)
Income taxes paid	(1,971,576)

Net cash provided by operating activities	18,944,543

Cash flows from financing activities:
Cash dividends paid from net investment income	(24,165,601)
Receipts for shares issued on reinvestment of dividends	2,207,616

Net cash used for financing activities	(21,957,985)

Net increase in cash	(3,013,442)
Cash - beginning of year	27,143,706

Cash - end of year	$24,130,264

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$39,012,913

Increase in investments	(19,887,816)
Decrease in interest receivable	589,084
Increase in other assets	(211,349)
Decrease in tax payable	(810,137)
Increase in investment advisory fee payable	53,162
Increase in payable for investments purchased	186,229
Increase in accrued expenses	12,457

Total adjustments to net assets from operations	(20,068,370)

Net cash provided by operating activities	$18,944,543

See Notes to Consolidated Financial Statements

 2019 Annual Report

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

For the year ended December 31, 2019 and 2018

	2019	2018
Increase / (decrease) in net assets:

Operations:
Investment income - net	$22,580,877	$24,211,952
Net realized gain on investments after taxes	2,075,608	5,375,296
Net change in unrealized appreciation / (depreciation) of investments after taxes	14,356,428	(20,000,777)

Net increase in net assets resulting from operations	39,012,913	9,586,471

Increase from common shares issued on reinvestment of dividends
Common shares issued (2019 -143,176; 2018 -143,005)	2,207,616	2,158,620

Dividends to shareholders from:
Distributable earnings to Common Stock Shareholders (2019 - $1.20 per share; 2018 - $1.20 per share)	(24,208,554)	(24,034,954)

Total increase / (decrease) in net assets	17,011,975	(12,289,863)

Net assets, beginning of year	291,237,445	303,527,308

Net assets, end of year	$308,249,420	$291,237,445

See Notes to Consolidated Financial Statements

 Barings Corporate Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding:

	For the years ended December 31,
	2019	2018	2017	2016	2015
Net asset value:
Beginning of year	$14.50	$15.22	$14.23	$14.03	$14.34

Net investment income (a)	1.11	1.21	1.27	1.12	1.04
Net realized and unrealized gain/(loss) on investments	0.82	(0.73)	0.92	0.26	(0.16)

Total from investment operations	1.93	0.48	2.19	1.38	0.88

Dividends from net investment income to common shareholders	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)
Increase/(decrease) from dividends reinvested	0.01	0.00	0.00	0.02	0.01

Total dividends	(1.19)	(1.20)	(1.20)	(1.18)	(1.19)

Net asset value: End of year	$15.24	$14.50	$15.22	$14.23	$14.03

Per share market value: End of year	$16.86	$14.70	$15.26	$15.48	$17.25

Total investment return
Net asset value (b)	13.71%	3.17%	15.72%	10.13%	6.20%
Market value (b)	23.77%	4.54%	6.86%	(3.49% )	17.01%

Net assets (in millions):
End of year	$308.25	$291.24	$303.53	$281.57	$275.92
Ratio of total expenses to average net assets (c)	2.33%	2.87%	3.63%	2.92%	2.56%
Ratio of operating expenses to average net assets	1.57%	1.71%	1.59%	1.56%	1.67%
Ratio of interest expense to average net assets	0.35%	0.35%	0.51%	0.56%	0.55%
Ratio of income tax expense to average net assets	0.42%	0.81%	1.53%	0.80%	0.34%
Ratio of net investment income to average net assets	7.41%	8.00%	8.49%	7.80%	7.12%
Portfolio turnover	21%	48%	25%	29%	29%

(a)	Calculated using average shares.
(b)	Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(c)	Total expenses include income tax expense.

Senior borrowings:

Total principal amount (in millions)	$30	$30	$30	$30	$30

Asset coverage per $1,000 of indebtedness	$11,275	$10,708	$11,118	$10,386	$10,197

See Notes to Consolidated Financial Statements

 2019 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2019

Corporate Restricted Securities - 96.27%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 90.82%: (C)

1A Smart Start, Inc.
A designer, distributor and lessor of ignition interlock devices (“IIDs”). IIDs are sophisticated breathalyzers wired to a vehicle’s ignition system.
10.05% Second Lien Term Loan due 08/21/2022 (LIBOR +8.250%)	$3,500,000	12/21/17	$3,460,417	$3,477,868

1WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronizatoin Network.
9.23% Term Loan due 6/24/2025 (LIBOR +7.250%)	$3,491,587	07/01/19	3,427,211	3,422,353

Accelerate Learning
A provider of standards-based, digital science education content of K-12 schools.
6.44% Term Loan due 12/31/2024 (LIBOR + 4.500%)	$2,028,215	12/19/18	1,994,592	1,948,769

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	$ 4,669 uts.	*	498,983	68,663
* 12/07/12, 07/11/13 and 06/30/15.

AFC - Dell Holding Corporation
A distributor and provider of inventory management services for “C-Parts” used by OEMs in their manufacturing and production facilities.
13% (1% PIK) Senior Subordinated Note due 02/28/2022	$3,868,860	*	3,839,315	3,868,860
Preferred Stock Series A (B)	2,424 shs.	* *	227,558	365,262
Preferred Stock Series V (B)	107 shs.	* *	10,654	11,592
Common Stock (B)	825 shs.	* *	736	182,376
* 03/27/15, 11/16/18, 07/01/19 and 12/05/19.			4,078,263	4,428,090
** 03/27/15, 11/15/18, 07/01/19 and 12/31/19.

Aftermath, Inc.
A provider of crime scene cleanup and biohazard remediation services.
7.76% Term Loan due 04/10/2025 (LIBOR + 5.750%)	$2,607,476	04/09/19	2,555,927	2,555,957

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

American Scaffold, Inc.
A provider of scaffolding and environmental containment solutions.
7.16% Term Loan due 09/06/2025 (LIBOR + 5.250%)	$2,699,405	09/06/19	$2,641,910	$2,642,016

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B) (F)	273 uts.	10/04/12	272,727	287,298

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% (1% PIK) Senior Subordinated Note due 05/18/2021	$1,795,746	11/19/15	1,786,060	1,257,022
Limited Liability Company Unit (B)	225,300 uts.	11/18/15	225,300	—
			2,011,360	1,257,022
ASPEQ Holdings
A manufacturer of highly-engineered electric heating parts and equipment for a range of industrial, commercial, transportation and marine applications.
7.15% Term Loan due 10/31/2025 (LIBOR + 5.250%)	$2,521,080	11/08/19	2,484,199	2,489,313

Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
7.42% Term Loan due 10/31/2024 (LIBOR + 5.500%)	$3,762,000	10/30/18	3,702,088	3,608,026

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
14% Junior Subordinated Note due 08/17/2022	$25,278	08/30/18	25,278	25,660
11% Senior Subordinated Note due 02/17/2022	$3,074,700	08/17/15	3,050,661	3,074,700
Preferred Stock (B)	425 shs.	08/17/15	424,875	424,875
Common Stock (B)	425 shs.	08/17/15	425	32,191
			3,501,239	3,557,426

See Notes to Consolidated Financial Statements

2019 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing (“NDT”) systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% (3.75% PIK) Senior Subordinated Note due 03/31/2021 (D)	$13,750	07/31/14	$13,493	$—
Limited Liability Company Unit (B) (F)	92,327 uts.	*	—	—
Limited Liability Company Unit Class C Preferred (B) (F)	158,988 uts.	09/29/17	983,202	—
* 07/31/14 and 10/14/15.			996,695	—

BBB Industries LLC
A supplier of re-manufactured parts to the North American automotive aftermarket.
10.3% Second Lien Term Loan due 08/02/2026 (LIBOR +8.500%)	$3,500,000	08/02/18	3,413,637	3,378,554

BCC Software, Inc.
A provider of software and data solutions which enhance mail processing to help direct mail marketers realize discounts from the U.S. Postal Service, avoid penalties associated with mailing errors, and improve the accuracy and efficiency of marketing campaigns.
12% (1% PIK) Senior Subordinated Note due 04/11/2023	$3,896,262	*	3,842,706	3,939,779
Preferred Stock Series A (B)	55 shs.	*	552,214	552,200
Common Stock Class A (B)	1,590 shs.	*	1,748	852,249
* 10/11/17 and 01/28/19.			4,396,668	5,344,228

BDP International, Inc.
A provider of transportation and related services to the chemical and life sciences industries.
6.69% Term Loan due 12/14/2024 (LIBOR + 4.750%)	$4,950,000	12/18/18	4,868,111	4,889,852

BEI Precision Systems & Space Company, Inc.
A provider of advanced design, manufacturing, and testing for custom optical encoder-based positioning systems, precision accelerometers, and micro scanners.
12% (1% PIK) Senior Subordinated Note due 04/28/2024	$3,019,511	04/28/17	2,977,525	3,049,706
Limited Liability Company Unit (B)	8,454 uts.	*	845,385	678,567
* 04/28/17 and 02/07/19.			3,822,910	3,728,273

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Blue Wave Products, Inc.
A distributor of pool supplies.
13% (1% PIK) Senior Subordinated Note due 09/30/2020	$190,295	10/12/12	$190,264	$189,674
Common Stock (B)	114,894 shs.	10/12/12	114,894	49,642
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	19,653
			350,644	258,969
BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
Common Stock (B)	6,000 shs.	06/30/15	1,902,077	—

Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
7.19% Term Loan due 10/04/2024 (LIBOR + 5.250%)	$1,416,654	10/03/18	1,402,613	1,344,370

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
6.3% Lien Term Loan due 04/30/2025 (LIBOR + 4.500%)	$2,252,150	*	2,217,365	2,208,005
* 05/14/18 and 05/31/19.

Cadent, LLC
A provider of advertising solutions driven by data and technology.
7.05% Term Loan due 09/07/2023 (LIBOR + 5.250%)	$2,108,237	09/04/18	2,092,623	2,097,696

See Notes to Consolidated Financial Statements

2019 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and “at risk” youth through alternative education programs.
13.5% (1.5% PIK) Senior Subordinated Note due 03/31/2023	$2,448,673	01/19/11	$2,445,415	$2,448,673
14% (2% PIK) Senior Subordinated Note due 03/31/2023	$653,503	08/03/12	652,547	650,817
Common Stock (B)	1,125 shs.	01/19/11	112,500	72,040
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	884 shs.	01/19/11	87,750	56,628
			3,298,212	3,228,158
Clarion Brands Holding Corp.
A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.
Limited Liability Company Unit (B)	3,759 uts.	07/18/16	384,020	708,434

Claritas Holdings, Inc.
A market research company that provides market segmentation insights to customers engaged in direct-to-consumer and business-to-business marketing activities.
7.94% Term Loan due 12/31/2023 (LIBOR + 6.000%)	$3,362,910	12/20/18	3,296,148	3,298,515

Clubessential LLC
A leading SaaS platform for private clubs and resorts.
11.83% Senior Subordinated Note due 01/12/2024 (LIBOR + 9.500%)	$3,626,416	01/16/18	3,573,154	3,544,135

CORA Health Services, Inc.
A provider of outpatient rehabilitation therapy services.
11.00% (1% PIK) Term Loan due 05/05/2025	$4,059,384	*	2,477,174	2,489,953
Preferred Stock Series A (B)	1,538 shs.	06/30/16	5,371	215,778
Common Stock Class A (B)	7,692 shs.	06/30/16	7,692	253,644
* 05/01/18 and 06/28/19.			2,490,237	2,959,375

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Dart Buyer, Inc.
A manufacturer of helicopter aftermarket equipment and OEM Replacement parts for rotorcraft operators, providers and OEMs.
7.21% Term Loan due 04/01/2025 (LIBOR + 5.250%)	$3,489,395	04/01/19	$2,415,976	$2,421,337

Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023	$2,882,353	10/07/16	2,848,206	2,665,664
Limited Liability Company Unit (B) (F)	748,287 uts.	*	748,548	464,173
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.			3,596,754	3,129,837

Discovery Education, Inc.
A provider of standards-based, digital education content for K-12 schools.
6.04% Term Loan due 04/30/2024 (LIBOR + 4.750%)	$4,797,935	04/20/18	4,728,724	4,686,030

Dohmen Life Science Services
A provider of drug commercialization services for pharmaceutical and biotech companies, beginning in the late clinical trial phases.
10.19% Second Lien Term Loan due 03/12/2026 (LIBOR + 8.250%)	$2,774,545	03/09/18	2,723,867	2,656,967

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
Preferred Stock (B)	61 shs.	05/04/12	605,841	732,139
Common Stock (B)	61 shs.	05/04/12	67,316	—
			673,157	732,139
Dunn Paper
A provider of specialty paper for niche product applications.
10.55% Second Lien Term Loan due 08/26/2023 (LIBOR + 8.750%)	$3,500,000	09/28/16	3,462,780	3,395,000

See Notes to Consolidated Financial Statements

2019 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Electronic Power Systems
A provider of electrical testing services for apparatus equipment and protection & controls infrastructure.
6.55% Term Loan due 12/21/2024 (LIBOR + 4.750%)	$3,504,131	12/21/18	$3,460,446	$3,442,633
Common Stock (B)	109 shs.	12/28/18	108,565	139,402
			3,569,011	3,582,035
Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
11.5% (1% PIK) Senior Subordinated Note due 09/20/2022 (D)	$3,223,328	10/14/16	3,182,857	3,062,161
Limited Liability Company Unit (B) (F)	204 uts.	10/14/16	324,074	42,038
			3,506,931	3,104,199
English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$2,726,938	06/30/17	2,690,599	2,726,938
Limited Liability Company Unit (B) (F)	806,916 uts.	06/30/17	806,916	909,164
			3,497,515	3,636,102
E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	574 uts.	06/29/18	574,468	947,385

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	394,737 uts.	12/15/10	338,744	3,825,149
Limited Liability Company Unit Class B-2 (B)	49,488 uts.	12/15/10	42,469	479,557
Limited Liability Company Unit Class B-3 (B)	39,130 uts.	08/30/12	83,062	389,363
Limited Liability Company Unit Class C (B)	9,449 uts.	12/20/10	52,992	534,572
			517,267	5,228,641

 See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	$182,209	$141,169
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	—
			184,049	141,169
gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
14% (2% PIK) Senior Subordinated Note due 11/30/2021 (D)	$3,279,528	03/27/13	2,342,017	3,115,552
Preferred Stock (B)	709 shs.	03/29/19	708,661	774,373
Common Stock (B)	2,835 shs.	03/27/13	283,465	70,363
			3,334,143	3,960,288
GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
8.2% Term Loan due 12/21/2023 (LIBOR + 6.000%)	$4,949,775	*	4,884,377	4,877,498
* 12/19/17 and 04/16/19

GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
Common Stock (B)	2,093 shs.	*	209,271	294,610
Warrant, exercisable until 2027, to purchase common stock at $.01 per share (B)	795 shs.	02/05/14	73,633	111,904
* 02/05/14 and 11/22/17.			282,904	406,514

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	754 uts.	*	754,061	951,275
Limited Liability Company Unit Common Class A (B)	7,292 uts.	12/19/14	—	—
* 12/19/14 and 04/29/16.			754,061	951,275

See Notes to Consolidated Financial Statements

2019 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Happy Floors Acquisition, Inc.
A wholesale importer and value-added distributor of premium European flooring tile to residential and commercial end markets.
11.5% (1% PIK) Senior Subordinated Note due 01/01/2023	$791,256	07/01/16	$783,700	$791,256
Common Stock (B)	303 shs.	07/01/16	303,333	518,623
			1,087,033	1,309,879
Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% (2% PIK) Senior Subordinated Note due 08/14/2020	$2,383,283	02/14/14	2,377,840	2,383,283
12% Senior Subordinated Note due 08/14/2020	$875,000	06/22/15	873,751	875,000
Common Stock (B)	1,666 shs.	02/14/14	1,667	518,193
			3,253,258	3,776,476
HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
Limited Liability Company Unit (B) (F)	203 uts.	01/17/14	203,125	445,304

Hollandia Produce LLC
A hydroponic greenhouse producer of branded root vegetables.
11% (3.25% PIK) Senior Subordinated Note due 03/31/2021	$3,031,328	*	3,017,691	3,031,328
9.71% Term Loan due 12/12/2020 (LIBOR + 8.000%)	$223,018	04/06/18	223,018	222,775
9.71% Term Loan due 12/11/2020 (LIBOR + 8.000%)	$297,815	04/06/18	297,815	297,492
* 12/30/15 and 12/23/16			3,538,524	3,551,595

Holley Performance Products
A provider of automotive aftermarket performance products.
6.93% Term Loan due 10/24/2025 (LIBOR + 5.000%)	$4,950,000	10/24/18	4,888,037	4,884,682

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F)	89 uts.	10/14/11	$—	$—
Limited Liability Company Unit Class G (B) (F)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F)	89 uts.	10/14/11	—	—
			—	—
Hyperion Materials & Technologies, Inc.
A producer of specialty hard materials and precision tool components that are used to make precision cutting, grinding and other machining tools used by tool manufacturers and final product manufacturers.
7.3% Term Loan due 8/14/2026 (LIBOR + 5.500%)	$3,348,983	08/16/19	3,290,983	3,319,678

IM Analytics Holdings, LLC
A provider of test and measurement equipment used for vibration, noise, and shock testing.
8.41% Term Loan due 11/22/2023 (LIBOR + 6.500%)	2,223,470 uts.	11/21/19	2,201,799	2,206,698
Warrant, exercisable until 2026, to purchase common stock at $.01 per share (B)	18,488 uts.	11/25/19	—	—
			2,201,799	2,206,698
K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	75 uts.	06/30/15	—	—
Common Stock (B)	667 shs.	07/15/08	539,502	—
			539,502	—
LAC Acquisition LLC
A provider of center-based applied behavior analysis treatment centers for children diagnosed with autism spectrum disorder.
7.71% Term Loan due 10/01/2024 (LIBOR + 5.750%)	$3,725,516	10/01/18	2,322,730	2,295,472
Limited Liability Company Unit Class A (F)	46,914 uts.	10/01/18	46,914	49,594
			2,369,644	2,345,066

See Notes to Consolidated Financial Statements

2019 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.5% Senior Subordinated Note due 05/30/2022 (D)	$1,259,914	01/15/10	$1,212,363	$1,133,923
15% (2.5% PIK) Senior Subordinated Note due 05/30/2022 (D)	$345,759	10/05/10	343,820	311,183
Common Stock (B)	106 shs.	10/05/10	106,200	—
Common Stock Class B (B)	353 shs.	01/15/10	352,941	—
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	312 shs.	10/05/10	283,738	—
			2,299,062	1,445,106
Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 04/17/2020	$1,736,205	04/17/15	1,735,060	—
Limited Liability Company Unit	9 uts.	04/17/15	1,356,658	—
			3,091,718	—
Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
7.66% First Out Term Loan due 11/22/2025 (LIBOR + 5.500%)	$773,641	11/25/19	758,429	760,013

Merex Holding Corporation
A provider of after-market spare parts and components, as well as maintenance, repair and overhaul services for “out of production” or “legacy” aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.
16% Senior Subordinated Note due 03/03/2022 (D)	$1,362,886	09/22/11	1,347,188	1,362,886
15% PIK Senior Subordinated Note due 04/30/2022 (D)	$71,517	08/18/15	71,517	71,517
14% PIK Senior Subordinated Note due 03/03/2022	$244,844	*	244,844	244,844
15% PIK Senior Subordinated Note due 03/03/2022	$133,509	01/03/19	133,509	133,509
Common Stock Class A (B)	249,235 shs.	* *	512,114	1,769,816
* 10/21/16, 01/27/17 and 10/13/17.			2,309,172	3,582,572
** 08/18/15, 10/20/16 and 01/27/17.

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% (1% PIK) Senior Subordinated Note due 09/30/2021	$2,313,644	09/30/14	$2,298,968	$2,313,644
12% (1% PIK) Senior Subordinated Note due 09/30/2021	$621,555	02/28/18	614,971	627,593
Preferred Stock Series A (B)	62,748 uts.	07/25/19	25,184	50,198
Common Stock Class B (B)	526,019 shs.	*	495,405	40,426
* 09/30/14 and 02/28/18.			3,434,528	3,031,861

MeTEOR Education LLC
A leading provider of classroom and common area design services, furnishings, equipment and instructional support to K-12 schools.
12% Senior Subordinated Note due 06/20/2023	$2,297,872	03/09/18	2,265,478	2,306,592
Limited Liability Company Unit (B) (F)	456 uts.	03/09/18	459,574	281,026
			2,725,052	2,587,618
Midwest Industrial Rubber, Inc.
A supplier of industrial maintenance, repair, and operations (“MRO”) products, specializing in the fabrication and distribution of lightweight conveyor belting and related conveyor components and accessories.
12% (1% PIK) Senior Subordinated Note due 12/02/2022	$3,250,815	12/02/16	3,214,353	3,250,815
Preferred Stock (B)	3,472 shs.	12/02/16	347,191	451,291
Common Stock (B)	491 shs.	12/02/16	491	326,755
			3,562,035	4,028,861
Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% (1.75% PIK) Senior Subordinated Note due 08/15/2020	$883,283	11/30/10	882,103	883,283
Limited Liability Company Unit Class B-1 (B) (F)	225,000 uts.	11/30/10	—	187,604
Limited Liability Company Unit Class B-2 (B) (F)	20,403 uts.	11/30/10	—	17,012
			882,103	1,087,899
New Mountain Learning, LLC
A leading provider of blended learning solutions to the K-12 and post-secondary school market.
7.94% Term Loan due 03/16/2024 (LIBOR + 6.000%)	$4,206,910	03/15/18	4,143,801	3,642,324

See Notes to Consolidated Financial Statements

2019 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

NSi Industries Holdings, Inc.
A manufacturer and distributer of electrical components and accessories to small to mid-sized electrical wholesalers.
12.75% (1.75% PIK) Senior Subordinated Note due 05/17/2023	$6,347,797	*	$6,254,687	$6,424,082
Common Stock (B)	420 shs.	05/17/16	420,000	1,480,853
* 06/30/16, 03/11/19, 08/09/19 and 11/06/19.			6,674,687	7,904,935

Options Technology Ltd
A provider of vertically focused financial technology managed services and IT infrastructure products for the financial services industry.
6.46% Term Loan due 12/18/2025 (LIBOR + 4.500%)	$3,352,045	12/23/19	2,586,783	2,593,495

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,“free from” healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 08/17/2022	$3,602,879	02/17/17	3,568,157	3,620,893
Common Stock Class B (B)	772,121 shs.	*	772,121	834,708
* 01/29/16 and 02/17/17.			4,340,278	4,455,601

PB Holdings LLC
A designer, manufacturer and installer of maintenance and repair parts and equipment for industrial customers.
6.94% Term Loan due 03/06/2025 (LIBOR + 5.000%)	$1,957,993	03/06/19	1,751,638	1,728,147

Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
8.05% Term Loan due 11/17/2024 (LIBOR + 6.250%)	$3,842,523	11/14/17	3,775,564	3,823,788

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	0.90% int.	*	$419,207	$46,303
* 11/29/12 and 12/20/16.

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.9% (7.9% PIK) Senior Subordinated Note due 12/31/2020 (D)	$2,170,983	07/31/14	2,159,212	1,628,237
Limited Liability Company Unit	300,485 uts.	07/31/14	300,485	2,374
Limited Liability Company Unit Class F	75,022 uts.	*	50,322	83,951
* 09/28/17 and 02/15/18.			2,510,019	1,714,562

PPC Event Services
A special event equipment rental business.
14% (2% PIK) Senior Subordinated Note due 05/28/2023	$2,513,637	11/20/14	2,502,495	2,513,637
Limited Liability Company Unit (B)	7,000 uts.	11/20/14	350,000	588,122
Limited Liability Company Unit Series A-1 (B)	689 uts.	03/16/16	86,067	48,254
			2,938,562	3,150,013
ReelCraft Industries, Inc.
A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
10.5% (0.5% PIK) Senior Subordinated Note due 02/28/2023	$2,935,826	11/13/17	2,935,826	2,935,826
Limited Liability Company Unit Class B	595,745 uts.	11/13/17	374,731	1,100,077
			3,310,557	4,035,903
REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
10.05% Second Lien Term Loan due 10/11/2026 (LIBOR + 8.250%)	$3,500,000	10/11/18	3,411,062	3,378,093

See Notes to Consolidated Financial Statements

2019 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
6.67% Term Loan due 06/22/2024 (LIBOR + 4.750%)	$4,937,500	07/30/18	$4,843,289	$4,836,003

ROI Solutions
Call center outsourcing and end user engagement services provider.
7.06% Term Loan due 07/31/2024 (LIBOR + 5.000%)	$3,780,470	07/31/18	1,476,873	1,450,216

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
7.94% Term Loan due 05/29/2022 (LIBOR + 6.000%)	$2,603,517	01/08/19	2,575,767	2,583,878

Sandvine Corporation
A provider of active network intelligence solutions.
9.8% Second Lien Term Loan due 11/02/2026 (LIBOR + 8.000%)	$3,500,000	11/01/18	3,425,227	3,397,228

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
6.3% Lien Term Loan due 07/30/2025 (LIBOR + 4.500%)	$3,808,686	07/27/18	3,743,311	3,700,925

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
7.05% Term Loan due 06/28/2024 (LIBOR + 5.250%)	$1,408,072	06/27/19	1,395,193	1,395,318

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Soliant Holdings, LLC
A healthcare staffing platform focused on placing highly skilled professionals in the education, nursing/allied health, life sciences and pharmacy end-markets.
7.30% Term Loan due 11/30/2026 (LIBOR + 5.500%)	$2,113,786	12/27/19	$2,071,527	$2,075,269

Specified Air Solutions
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
10.5% (0.5% PIK) Senior Subordinated Note due 06/19/2024	$2,497,956	12/19/18	2,476,695	2,522,935
Limited Liability Company Unit	1,078,873 uts.	02/20/19	1,095,236	2,343,967
			3,571,931	4,866,902
Springbrook Software
A provider of vertical-market enterprise resource planning software and payments platforms focused on the local government end-market.
7.68% Term Loan due 12/20/2026 (LIBOR + 5.750%)	$3,449,938	12/23/19	2,457,298	2,463,238

SR Smith LLC
A manufacturer of mine and tunneling ventilation products in the United States.
11% Senior Subordinated Note due 03/27/2022	$2,200,568	*	2,189,211	2,200,568
Limited Liability Company Unit Class A	2,174 uts.	*	2,152,688	3,994,552
* 03/27/17 and 08/07/18.			4,341,899	6,195,120

Strahman Holdings Inc.
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	317,935 shs.	12/13/13	317,935	729,892
Preferred Stock Series A-2 (B)	53,086 shs.	09/10/15	59,987	121,871
			377,922	851,763

See Notes to Consolidated Financial Statements

2019 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 05/28/2021 (D)	$6,633,931	*	$4,075,756	$5,970,538
Common Stock (B)	115 shs.	12/14/10	114,504	—
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	112 shs.	12/14/10	111,747	—
* 12/14/10, 08/17/12 and 03/31/16.			4,302,007	5,970,538

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 08/01/2024 (D)	$2,820,638	07/31/15	2,775,408	2,679,606
Common Stock (B)	139 shs.	*	213,007	149,121
* 07/31/15 and 11/08/17.			2,988,415	2,828,727

The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
7.44% Term Loan due 09/30/2026 (LIBOR + 5.750%)	$3,173,383	12/02/19	2,399,874	2,404,765

Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
10.5% (0.5% PIK) Senior Subordinated Note due 11/30/2023	$2,800,255	11/30/17	2,800,255	2,828,257
Limited Liability Company Unit (B)	39,963 uts.	11/30/17	6,435	14,514
			2,806,690	2,842,771
Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
7.3% Unitranche Term Loan due 06/04/2024 (LIBOR + 5.500%)	$4,758,333	05/14/18	4,679,861	4,637,196

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% (1.5% PIK) Senior Subordinated Note due 07/31/2020	$2,426,500	01/23/15	$2,420,684	$2,396,018

Truck-Lite
A leading provider of harsh environment LED safety lighting, electronics, filtration systems, and telematics for a wide range of commercial vehicles, specialty vehicles, final mile delivery vehicles, off-road/off-highway, marine, and other adjacent harsh environment markets.
8.14% Term Loan due 12/02/2026 (LIBOR + 6.250%)	$3,500,000	12/13/19	2,981,738	2,987,313

Trystar, Inc.
A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
6.69% Term Loan due 10/01/2023 (LIBOR + 4.750%)	$4,287,817	09/28/18	4,231,652	4,278,290
Limited Liability Company Unit (B) (F)	97 uts.	09/28/18	96,883	160,144
			4,328,535	4,438,434
U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
7.69% Term Loan due 11/12/2024 (LIBOR + 5.750%)	$4,425,600	*	4,350,184	4,316,901
* 11/29/18 and 03/25/19.

U.S. Oral Surgery Management
An operator of oral surgery practices providing medically necessary treatments.
6.96% Term Loan due 12/31/2023 (LIBOR + 4.500%)	$4,970,000	*	4,741,649	4,742,226
* 01/04/19 and 10/01/19.

U.S. Retirement and Benefit Partners, Inc.
A leading independent provider of outsourced benefit design and administration and retirement services, primarily to K-12 school districts, employee unions, and governmental agencies.
10.68% Second Lien Term Loan due 09/29/2025 (LIBOR + 8.750%)	$3,500,000	03/05/18	3,212,195	3,127,438

See Notes to Consolidated Financial Statements

2019 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

UBEO, LLC
A dealer and servicer of printers and copiers to medium sized businesses.
11.0% Term Loan due 10/03/2024	$3,162,500	11/05/18	$3,110,092	$3,086,128

Velocity Technology Solutions, Inc.
A provider of outsourced hosting services for enterprise resource planning software applications and information technology infrastructure to mid and large-sized enterprises.
7.91% Lien Term Loan due 12/07/2023 (LIBOR + 6.000%)	$4,116,000	12/07/17	4,088,974	4,071,383

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
7.3% First Lien Term Loan due 05/22/2024 (LIBOR + 5.500%)	$4,946,214	05/17/18	3,501,871	3,478,925

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% (1% PIK) Senior Subordinated Note due 08/03/2021	$891,883	08/03/15	888,245	445,942
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	751,212	—
			1,639,457	445,942
Whitebridge Pet Brands Holdings, LLC
A portfolio of natural treats and foods for dogs and cats.
11.5% (0.5% PIK) Senior Subordinated Note due 08/18/2021	$3,046,315	04/18/17	3,027,730	2,722,206
Limited Liability Company Unit Class A (B) (F)	250 uts.	04/18/17	300,485	244,400
Limited Liability Company Unit Class B (B) (F)	250 uts.	04/18/17	—	—
			3,328,215	2,966,606
Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	318 shs.	01/22/16	126,157	283,674

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Worldwide Express Operations, LLC
A third party logistics company providing parcel, less than truck load and truck load services focused on the small and medium business market through both company owned and franchise locations.
9.9% Second Lien Term Loan due 02/03/2025 (LIBOR + 8.000%)	$4,375,000	02/13/17	$4,327,133	$4,268,949

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
Common Stock (B)	4,500 shs.	11/03/11	450,000	410,194

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
Preferred Stock Series A (B)	5,957 shs.	02/05/19	595,752	595,700
Common Stock (B)	4,151 shs.	*	406,617	398,365
* 03/04/15 and 02/07/18.			1,002,369	994,065

Total Private Placement Investments (E)			$275,202,513	$279,938,306

See Notes to Consolidated Financial Statements

 2019 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value
Rule 144A Securities - 5.45%:

Bonds - 5.45%
Acrisure LLC / Acrisure Finance Inc.	7.000%	11/15/25	$1,281,000	$1,205,935	$1,236,165
Apex Tool Group LLC / BC Mountain Finance Inc.	9.000	02/15/23	778,000	778,000	698,255
Calumet Specialty Products Partners, L.P.	11.000	04/15/25	1,000,000	1,000,000	1,087,500
Carlson Travel, Inc.	9.500	12/15/24	779,000	723,832	775,105
CommScope Finance LLC	8.250	03/01/27	1,000,000	949,706	1,052,500
Dominion Diamond	7.125	11/01/22	1,000,000	532,722	750,000
First Quantum Minerals Ltd.	7.500	04/01/25	889,000	855,584	909,003
Houghton Mifflin Harcourt	9.000	02/15/25	1,000,000	980,340	1,025,000
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	859,000	868,216	868,664
The Manitowoc Company, Inc.	9.000	04/01/26	632,000	604,181	662,020
New Gold Inc.	6.250	11/15/22	889,000	891,393	884,833
New Gold Inc.	6.375	05/15/25	231,000	231,000	213,631
OPE KAG Finance Sub	7.875	07/31/23	1,016,000	1,036,411	993,567
Ortho-Clinical Diagnostics, Inc.	6.625	05/15/22	1,116,000	1,101,460	1,109,024
Pinnacle Operating Corporation	9.000	05/15/23	756,588	865,540	279,938
Suncoke Energy	7.500	06/15/25	581,000	574,272	558,730
Trident TPI Holdings Inc	9.250	08/01/24	1,000,000	970,889	1,010,000
Veritas US Inc. / Veritas Bermuda Ltd.	10.500	02/01/24	1,500,000	1,481,419	1,387,500
Verscend Holding Corp.	9.750	08/15/26	965,000	1,029,025	1,055,469
Warrior Met Coal, Inc.	8.000	11/01/24	251,000	251,000	254,765

Total Bonds				16,930,925	16,811,669

Preferred Stock - 0.00%
Pinnacle Operating Corporation (B)			519,298	339,854	—

Total Preferred Stock				339,854	—

Common Stock - 0.00%
TherOX, Inc. (B)			6	—	—
Touchstone Health Partnership (B)			1,168	—	—

Total Common Stock				—	—

Total Rule 144A Securities				17,270,779	16,811,669

Total Corporate Restricted Securities				$292,473,292	$296,749,975

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019

Corporate Public Securities - 3.74%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 2.85%
Almonde, Inc.	7.250%	9.446%	06/13/25	$940,734	$953,619	$917,554
BMC Software Finance, Inc.	4.250	6.049	10/02/25	990,000	981,856	977,783
Confie Seguros Holding II Co	8.500	10.414	11/02/25	922,394	906,973	853,215
Edelman Financial Services	6.750	8.535	07/20/26	258,914	257,852	257,619
Fieldwood Energy LLC	5.250	7.177	04/11/22	344,430	321,431	286,642
Fieldwood Energy LLC	7.250	9.177	04/11/23	1,455,992	958,850	808,075
ION Trading Technologies S.a.r.l	4.000	6.064	11/21/24	558,545	547,544	534,807
Kronos Incorporated	8.250	10.159	11/01/24	409,457	406,964	416,963
PowerSchool	6.750	8.644	08/01/26	1,000,000	991,758	990,000
PS Logistics LLC	4.750	6.549	03/13/25	987,500	994,934	930,719
STS Operating, Inc.	8.000	9.799	04/25/26	1,000,000	1,010,000	939,170
Wastequip, LLC	7.750	9.549	03/20/26	1,000,000	984,420	890,000

Total Bank Loans					9,316,201	8,802,547

Bonds - 0.41%
Sonic Automotive, Inc.		6.125	03/15/27	204,000	204,000	212,670
Triumph Group, Inc.		7.750	08/15/25	1,000,000	1,007,306	1,042,700

Total Bonds					1,211,306	1,255,370

Common Stock - 0.15%
Chase Packaging Corporation (B)				9,541	—	1,240
Fieldwood Energy LLC				19,599	474,575	356,055
Jupiter Resources Inc.				101,360	489,882	101,360

Total Common Stock					964,457	458,655

Preferred stock - 0.33%
B. Riley Financial, Inc.				40,000	1,000,000	1,025,200

Total Preferred Stock					1,000,000	1,025,200

Total Corporate Public Securities					$12,491,964	$11,541,772

See Notes to Consolidated Financial Statements

2019 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019

Short-Term Securities:	Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 3.99%
Bemis Company, Inc.	2.060%	01/23/20	$3,300,000	$3,295,846	$3,295,846
Eversource Energy	2.050	01/03/20	3,200,000	3,199,636	3,199,636
Volkswagen AG	2.220	01/13/20	3,300,000	3,297,558	3,297,558
Walgreens Boots Alliance	2.174	01/10/20	2,500,000	2,498,675	2,498,675

Total Short-Term Securities				$12,291,715	$12,291,715

Total Investments	104.00%			$317,256,971	$320,583,462

Other Assets	8.50				26,190,506
Liabilities	(12.50)				(38,524,548)

Total Net Assets	100.00%				$308,249,420

(A)	In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid securities. As of December 31, 2019, the value of these securities amounted to $279,938,306 or 90.82% of net assets.
(F)	Held in CI Subsidiary Trust.

^    Effective yield at purchase

PIK - Payment-in-kind

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 7.10%
American Scaffold, Inc.	$2,642,016
BEI Precision Systems & Space Company, Inc.	3,728,273
Dart Buyer, Inc.	2,421,337
Merex Holding Corporation	3,582,572
Sunvair Aerospace Group Inc.	2,828,727
Trident Maritime Systems	4,637,196
Trident TPI Holdings Inc.	1,010,000
Triumph Group, Inc.	1,042,700
21,892,821
AUTOMOTIVE - 6.22%
Aurora Parts & Accessories LLC	3,557,426
BBB Industries LLC	3,378,554
DPL Holding Corporation	732,139
English Color & Supply LLC	3,636,102
Holley Performance Products	4,884,682
Truck-Lite	2,987,313
19,176,216
BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.78%
The Hilb Group, LLC	2,404,765

BUILDING MATERIALS - 5.02%
Happy Floors Acquisition, Inc.	1,309,879
NSi Industries Holdings, Inc.	7,904,935
Sunrise Windows Holding Company	5,970,538
Wolf-Gordon, Inc.	283,674
15,469,026
CHEMICALS - 0.93%
LBC Tank Terminals Holding Netherlands B.V.	868,664
Pinnacle Operating Corporation	279,938
Polytex Holdings LLC	1,714,562
2,863,164

Fair Value/ Market Value

CONSUMER CYCLICAL SERVICES - 5.24%
Accelerate Learning	$1,948,769
Carlson Travel, Inc.	775,105
CHG Alternative Education Holding Company	3,228,158
MeTEOR Education LLC	2,587,618
PPC Event Services	3,150,013
PS Logistics LLC	930,719
ROI Solutions	1,450,216
Soliant Holdings, LLC	2,075,269
16,145,867
CONSUMER PRODUCTS - 6.22%
AMS Holding LLC	287,298
Apex Tool Group LLC / BC Mountain Finance Inc.	698,255
Blue Wave Products, Inc.	258,969
Elite Sportswear Holding, LLC	3,104,199
gloProfessional Holdings, Inc.	3,960,288
GTI Holding Company	406,514
Handi Quilter Holding Company	951,275
HHI Group, LLC	445,304
Manhattan Beachwear Holding Company	1,445,106
Master Cutlery LLC	—
New Mountain Learning, LLC	3,642,324
Whitebridge Pet Brands Holdings, LLC	2,966,606
York Wall Holding Company	994,065
19,160,203
DIVERSIFIED MANUFACTURING - 9.32%
Advanced Manufacturing Enterprises LLC	68,663
F G I Equity LLC	5,228,641
Hyperion Materials & Technologies, Inc.	3,319,678
K P I Holdings, Inc.	—
Motion Controls Holdings	1,087,899
Reelcraft Industries, Inc.	4,035,903

See Notes to Consolidated Financial Statements

2019 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019

Industry Classification: (Continued)	Fair Value/ Market Value

SR Smith LLC	$6,195,120
Strahman Holdings Inc.	851,763
The Manitowoc Company, Inc.	662,020
Therma-Stor Holdings LLC	2,842,771
Trystar, Inc.	4,438,434
28,730,892
ELECTRIC - 2.20%
Electronic Power Systems	3,582,035
Eversource Energy	3,199,636
6,781,671
FINANCIAL OTHER - 3.18%
Acrisure LLC / Acrisure Finance Inc.	1,236,165
B. Riley Financial, Inc.	1,025,200
Confie Seguros Holding II Co	853,215
Edelman Financial Services	257,619
U.S. Retirement and Benefit Partners, Inc.	3,127,438
Volkswagen AG	3,297,558
9,797,195
FOOD & BEVERAGE - 5.09%
Del Real LLC	3,129,837
Hollandia Produce LLC	3,551,595
PANOS Brands LLC	4,455,601
Sara Lee Frozen Foods	3,700,925
Westminster Acquisition LLC	445,942
WP Supply Holding Corporation	410,194
15,694,094
HEALTHCARE - 5.59%
Cadence, Inc.	2,208,005
CORA Health Services, Inc.	2,959,375
Dohmen Life Science Services	2,656,967
GD Dental Services LLC	141,169
LAC Acquisition LLC	2,345,066
Ortho-Clinical Diagnostics, Inc.	1,109,024
TherOX, Inc.	—
Touchstone Health Partnership	—

Fair Value/ Market Value

U.S. Oral Surgery Management	$4,742,226
Verscend Holding Corp.	1,055,469
17,217,301
INDEPENDENT - 0.50%
Fieldwood Energy LLC	1,450,772
Jupiter Resources Inc.	101,360
1,552,132
INDUSTRIAL OTHER - 10.61%
AFC - Dell Holding Corporation	4,428,090
Aftermath, Inc.	2,555,957
ASPEQ Holdings	2,489,313
E.S.P. Associates, P.A.	947,385
Hartland Controls Holding Corporation	3,776,476
IM Analytics Holdings, LLC	2,206,698
Media Recovery, Inc.	760,013
Midwest Industrial Rubber, Inc.	4,028,861
PB Holdings LLC	1,728,147
Specified Air Solutions	4,866,902
STS Operating, Inc.	939,170
UBEO, LLC	3,086,128
Wastequip, LLC	890,000
32,703,140
MEDIA & ENTERTAINMENT - 2.53%
BlueSpire Holding, Inc.	—
Cadent, LLC	2,097,696
Discovery Education, Inc.	4,686,030
HOP Entertainment LLC	—
Houghton Mifflin Harcourt	1,025,000
7,808,726
METALS & MINING - 1.16%
Dominion Diamond	750,000
First Quantum Minerals Ltd.	909,003
New Gold Inc.	1,098,464
Suncoke Energy	558,730
Warrior Met Coal, Inc.	254,765
3,570,962

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2019

Industry Classification: (Continued)	Fair Value/ Market Value

OIL FIELD SERVICES - 0.02%
Avantech Testing Services LLC	$—
Petroplex Inv Holdings LLC	46,303
PACKAGING - 1.91%
ASC Holdings, Inc.	1,257,022
Bemis Company, Inc.	3,295,846
Brown Machine LLC	1,344,370
Chase Packaging Corporation	1,240
5,898,478
PAPER - 1.10%
Dunn Paper	3,395,000

PHARMACEUTICALS - 0.23%
Clarion Brands Holding Corp.	708,434

REFINING - 2.12%
MES Partners, Inc.	3,031,861
Calumet Specialty Products Partners, L.P.	1,087,500
Tristar Global Energy Solutions, Inc.	2,396,018
6,515,379
RETAILERS - 0.88%
Sonic Automotive, Inc.	212,670
Walgreens Boots Alliance	2,498,675
2,711,345
TECHNOLOGY - 18.83%
1A Smart Start, Inc.	3,477,868
1WorldSync, Inc.	3,422,353
Almonde, Inc.	917,554
Audio Precision	3,608,026
BCC Software, Inc.	5,344,228
BMC Software Finance, Inc.	977,783
Claritas Holdings, Inc.	3,298,515
Clubessential LLC	3,544,135
CommScope Finance LLC	1,052,500
GraphPad Software, Inc.	4,877,498
ION Trading Technologies S.a.r.l	534,807

Fair Value/ Market Value

Kronos Incorporated	$416,963
Options Technology Ltd	2,593,495
Powerschool	990,000
REVSpring, Inc.	3,378,093
Ruffalo Noel Levitz	2,583,878
Sandvine Corporation	3,397,228
Scaled Agile, Inc.	1,395,318
Springbrook Software	2,463,238
U.S. Legal Support, Inc.	4,316,901
Velocity Technology Solutions, Inc.	4,071,383
Veritas US Inc. / Veritas Bermuda Ltd.	1,387,500
58,049,264

TRANSPORTATION SERVICES - 7.23%
BDP International, Inc.	4,889,852
OPE KAG Finance Sub	993,567
Pegasus Transtech Corporation	3,823,788
Rock-it Cargo	4,836,003
VP Holding Company	3,478,925
Worldwide Express Operations, LLC	4,268,949
22,291,084
Total Investments - 104.00% (Cost - $317,256,971)	$320,583,462

See Notes to Consolidated Financial Statements

 2019 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	History

Barings Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and have delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $279,938,306 (90.82% of net assets) as of December 31, 2019 the values of which have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value:

Corporate Public Securities at Market Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Corporate Public Securities. At December 31, 2019, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in increases/ (decreases) to the equity value.

Short-Term Securities

Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

2019 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of December 31, 2019.

The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2019 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$109,040,408	$—	$16,811,669	$92,228,739
Bank Loans	153,784,961	—	—	153,784,961
Common Stock - U.S.	8,865,431	—	—	8,865,431
Preferred Stock	5,976,446	—	—	5,976,446
Partnerships and LLCs	19,082,729	—	—	19,082,729
Public Securities
Bank Loans	8,802,547	—	5,534,525	3,268,022
Corporate Bonds	1,255,370	—	1,255,370	—
Common Stock - U.S.	458,655	—	458,655	—
Preferred Stock	1,025,200	1,025,200	—	—
Short-term Securities	12,291,715	—	12,291,715	—
Total	$320,583,462	$1,025,200	$36,351,934	$283,206,328

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

Quantitative Information about Level 3 Fair Value Measurements*

The following table represents quantitative information about Level 3 fair value measurements as of December 31, 2019.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted**
Bank Loans	$148,292,265	Discounted Cash Flows	Discount Rate	4.8% to 12.0%	7.0%

Corporate Bonds	$70,811,820	Discounted Cash Flows	Discount Rate	9.2% to 19.3%	11.9%

	$21,416,919	Market Approach	Valuation Multiple	5.0x to 10.0x	7.5x

			EBITDA	$0.1 million to $24.0 million	$8.1 million

Equity Securities***	$33,924,606	Market Approach	Valuation Multiple	5.0x to 16.9x	10.6x

			EBITDA	$0.1 million to $278.0 million	$57.6 million

Certain of the Trust’s Level 3 equity securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As of December 31, 2019, there were no securities valued in this manner.

*	Excludes Level 3 assets of $8,760,718 which are valued based upon unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.
**	The weighted averages disclosed in the table above were weighted by relative fair value
***	Including partnerships and LLC’s

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2018	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 12/31/2019
Restricted Securities
Corporate Bonds	$106,334,395	$4,115,062	$6,495,068	$(14,711,100)	$(10,004,686)	$—	$—	$92,228,739
Bank Loans	124,994,521	1,102,711	43,860,904	(848,511)	(13,482,858)	6,378,944	(8,220,750)	153,784,961
Common Stock - U.S.	8,952,301	4,393,842	256	(4,480,968)	—	—	—	8,865,431
Preferred Stock	4,722,044	643,969	1,410,331	(799,898)	—	—	—	5,976,446
Partnerships and LLCs	18,256,414	8,324,803	743,778	(8,242,266)	—	—	—	19,082,729
Public Securities
Bank Loans	5,233,937	(44,901)	—	—	(629,755)	2,388,302	(3,679,561)	3,268,022
Common Stock	1,050,188	—	—	—	—	—	(1,050,188)	—
Total	$269,543,800	$18,535,486	$52,510,337	$(29,082,743)	$(24,117,299)	$8,767,246	$(12,950,499)	$283,206,328

Income, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held

Interest (Amortization)	$710,819	—

Net realized gain on investments before taxes	$5,356,626	—

Net change in unrealized appreciation of investments before taxes	$12,468,041	11,522,221

B. Accounting for Investments:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

D. Federal Income Taxes:

The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue

Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains. For the year ended December 31, 2019, the Trust did not have realized taxable long-term capital gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust

2019 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

Net investment income and net realized gains or losses of the Trust as presented under U.S. GAAP may differ from distributable taxable earnings due to earnings from the CI Subsidiary Trust as well as certain permanent and temporary differences in the recognition of income and realized gains or losses on certain investments. In accordance with U.S. GAAP, the Trust has made reclassifications among its capital accounts. These reclassifications are intended to adjust the components of net assets to reflect the tax character of permanent book/tax differences and have no impact on the net assets or net asset value of the Trust. As of December 31, 2019, the Trust made reclassifications to increase or (decrease) the components of net assets detailed below:

Paid-In Capital	Total Distributable Earnings	Retained Capital Gains
$(105,992)	$680,922	$(574,930)

The Trusts’ current income tax expense as shown on the Statement of Operations is $1,266,556 which is comprised of excise tax expense related to the regulated investment company of $105,117 as well as taxes related to the CI Subsidiary Trust as described in the table below of $1,161,439.

The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. The CI Subsidiary Trust had $3,673,651 of taxable income as of December 31, 2019.

The components of income taxes included in the CI Subsidiary Trust were as follows:

Income tax expense (benefit)

Current:
Federal	$571,969
State	589,470
Total current	$1,161,439

Deferred:
Federal	$—
State	—
Total deferred	—
Total income tax expense from continuing operations	$1,161,439

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of December 31, 2019, the CI Subsidiary Trust has no deferred tax liability.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2019 were as follows:

Deferred tax assets:

Unrealized loss on investments	$650,062
Total deferred tax assets	650,062

Less valuation allowance	(650,062)
Net deferred tax asset	—
Unrealized gain on investments	—
Total deferred tax liabilities	—
Net deferred tax liability	$—

The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust’s financial position and results of operations for the year ended December 31, 2019.

A reconciliation of the differences between the Trust’s income tax expense and the amount computed by applying the prevailing U.S. Federal tax rate to pretax income for the year ended December 31, 2019 is as follows:

	Amount	Percentage
Provision for income at the U.S. federal rate	$771,467	21.00%
State tax, net of federal effect	255,811	6.96%
Change in valuation allowance	134,161	3.65%
Income tax expense	$1,161,439	31.61%

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Each of the Trust’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from distributable earnings, if any, on the ex-dividend date. The Trust’s dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.

The tax basis components of distributable earnings at December 31, 2019 are as follows:

Undistributed Ordinary Income	$1,660,842

Accumulated Realized Gain	10,925,425

Net Unrealized Appreciation/(Depreciation)	$2,876,392

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to partnership investments.

The following information is provided on a tax basis as of December 31, 2019:

Tax Cost	$317,707,070

Tax Unrealized Appreciation	20,351,646

Tax Unrealized Depreciation	(17,475,254)

Net Unrealized Appreciation	2,876,392

The tax character of distributions declared during the years ended December 31, 2019 and 2018 was as follows:

Distributions paid from:	2019	2018

Ordinary Income	$24,208,554	$24,034,954

3.	Investment Services Contract

A. Services:

Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Barings is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.

4.	Senior Secured Indebtedness

MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2017. The Note is due November 15, 2027 and accrues interest at 3.53% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2019, the Trust incurred total interest expense on the Note of $1,059,000.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

Management estimates that the fair value of the Note was $31,334,940 as of December 31, 2019. The fair value measurement of the Note would be categorized as a Level 3 under ASC 820.

5.	Purchases and Sales of Investments

	For the year ended 12/31/19
	Cost of Investments Acquired	Proceeds from Sales or Maturities

Corporate restricted securities	$62,027,935	$68,314,887

Corporate public securities	1,007,500	7,307,683

2019 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

6.	Quarterly Results of Investment Operations (Unaudited)

	March 31, 2019
	Amount	Per Share
Investment income	$7,739,844
Net investment income	6,291,649	$0.31
Net realized and unrealized gain on investments (net of taxes)	3,648,673	0.18

	June 30, 2019
	Amount	Per Share
Investment income	$7,306,147
Net investment income	5,866,780	$0.29
Net realized and unrealized gain on investments (net of taxes)	6,150,989	0.31

	September 30, 2019
	Amount	Per Share
Investment income	$7,191,798
Net investment income	5,733,599	$0.29
Net realized and unrealized gain on investments (net of taxes)	1,222,713	0.06

	December 31, 2019
	Amount	Per Share
Investment income	$6,176,680
Net investment income	4,688,849	$0.23
Net realized and unrealized gain on investments (net of taxes)	5,409,661	0.27

7.	Investment Risks

In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity risk. It is the Trust’s policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.

8.	Commitments and Contingencies

During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

At December 31, 2019, the Trust had the following unfunded commitments:

Investment	Unfunded Amount
ROI Solutions, LLC	$2,235,294
CORA Health Services, Inc.	1,569,432
VP Holding Co	1,362,542
LAC Acquisition LLC	1,327,654
Dart Buyer, Inc	1,008,000
Springbrook Software	932,416
Options Technology Ltd	698,343
The Hilb Group, LLC	694,901
Truck-Lite	448,718
U.S. Retirement & Benefits Partners, Inc.	238,000
PB Holdings LLC	172,778
U.S. Oral Surgery Management	137,500

9.	Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons

For the year ended December 31, 2019, the Trust paid its Trustees aggregate remuneration of $379,575. During the year, the Trust did not pay any compensation to any of its Trustees who are “interested persons” (as defined by the 1940 Act) of the Trust. The Trust classifies Messrs. Noreen and Joyal as “interested persons” of the Trust.

All of the Trust’s officers are employees of Barings or MassMutual. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Barings or MassMutual (except for the Chief Compliance Officer of the Trust unless assumed by Barings). For the year ended December 31, 2019, Barings paid the compensation of the Chief Compliance Officer of the Trust.

In addition to the amounts payable pursuant to the Contract, the Trust paid Barings $3,893 to reimburse expenses paid on behalf of the Trust.

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

10.	Certifications (Unaudited)

As required under New York Stock Exchange (“NYSE”) Corporate Governance Rules, the Trust’s principal executive officer has certified to the NYSE that she was not aware, as of the certification date, of any violation by the Trust of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-PORT, relating to, among other things, the Trust’s disclosure controls and procedures and internal control over financial reporting, as applicable.

11.	Subsequent Events

Effective January 1, 2020, Christina Emery succeeded Robert M. Shettle as President for the Trust.

Effective January 23, 2020, the Board appointed Michael Cowart to succeed Melissa M. LaGrant as Chief Compliance Officer for the Trust.

Effective March 1, 2020, the Board also appointed Jonathan Bock to succeed James M. Roy as Chief Financial Officer for the Trust.

 2019 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Barings Corporate Investors

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Barings Corporate Investors and subsidiary (collectively, the “Trust”), including the consolidated schedule of investments, as of December 31, 2019, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Trust as of December 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Trust since 2004.

Boston, Massachusetts

February 27, 2020

Barings Corporate Investors

INTERESTED TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Clifford M. Noreen* (62) 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Trustee, Chairman	Term expires 2021; Trustee since 2009	Head of Global Investment Strategy (since 2019); Deputy Chief Investment Officer and Managing Director (2016-2019), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings; President (2005-2009), Vice President (1993-2005) of the Trusts.	2

Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Participation Investors; President (2009-2015), Senior Vice President (1996-2009), HYP Management LLC (LLC Manager); Member of the Board of Managers (since 2008), Jefferies Finance LLC (finance company); Chairman and Chief Executive Officer (since 2009), Member of the Board of Managers (since 2007), MMC Equipment Finance LLC; Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Member of the Investment Committee (since 1999), Diocese of Springfield; Member of the Investment Committee (since 2005), Baystate Health Systems; Member of the Board of Managers (2011-2016), Wood Creek Capital Management, LLC (investment advisory firm); Director (2005-2013), MassMutual Corporate Value Limited (investment company); Director (2005-2013), MassMutual Corporate Value Partners Limited (investment company);.

*	Mr. Noreen is classified as an “interested person” of each Trust and Barings (as defined by the 1940 Act), because of his position as an Officer of each Trust and his former position as President of Barings.

2019 Annual Report

INTERESTED TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Robert E. Joyal* (75) 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2021; Trustee since 2003	Retired (since 2003); President (2001-2003), Barings; President (1993-2003) of the Trusts.	106

Trustee (since 2003), President (1993-2003), Barings Participation Investors; Trustee (since 2003), MassMutual Select Funds (open-end investment company advised by MassMutual); Trustee (since 2003), MML Series Investment Funds (open-end investment company advised by MassMutual); Trustee (since 2012), MML Series Investment Funds II (open-end investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (open-end investment company advised by MassMutual); Director (2013-2018), Leucadia National Corporation (holding company owning businesses ranging from insurance to telecommunications); Director (2012-2017), Ormat Technologies, Inc. (geothermal energy company); Director (2013-2016), Baring Asset Management (Korea) Limited (company that engages in asset management, business administration and investment management); Director (2006-2014), Jefferies Group, Inc. (financial services).

*	Mr. Joyal retired as President of Barings in June 2003. In addition and as noted above, Mr. Joyal was formerly a Director of Leucadia National Corporation, which is the parent company of Jefferies Finance, LLC, and a former Director of Jefferies Group, Inc., which has a wholly-owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trusts, other investment companies advised by Barings or any other advisory accounts over which Barings has brokerage placement discretion. Accordingly, the Trusts have determined to classify Mr. Joyal as an “interested person” of the Trusts and Barings (as defined by the 1940 Act).

Barings Corporate Investors

INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Michael H. Brown (62) 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Trustee / Nominee	Term expires 2020; Trustee since 2005	Private Investor; Managing Director (1994-2005), Morgan Stanley.	2	Trustee (since 2005), Barings Participation Investors; Independent Director (2006-2014), Invicta Holdings LLC and its subsidiaries (derivative trading company owned indirectly by MassMutual).
Barbara M. Ginader (63) 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Trustee / Nominee	Term expires 2020; Trustee since 2013	Retired (since 2017); Managing Director and General Partner (1993-2017), Boston Ventures Management (private equity firm).	2

Trustee (since 2013), Barings Participation Investors; Member of the Board of Overseers (since 2013), MSPCA-Angell Memorial Hospital; Member of the Grants Committee (2012-2017), IECA Foundation; Managing Director (1993-2017), Boston Ventures V, L.P. (private equity fund); Managing Director (1993-2016), Boston Ventures VI, L.P. (private equity fund).

Edward P. Grace III (69) 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2021; Trustee since 2012	President (since 1997), Phelps Grace International, Inc. (investment management); Managing Director (1998-2018), Grace Venture Partners LP (venture capital fund); Senior Advisor (2011-2017), Angelo Gordon & Co. (investment adviser).	2

Trustee (since 2012), Barings Participation Investors; Director (since 2012), Benihana, Inc. (restaurant chain); Director (2011-2018), Firebirds Wood Fired Holding Corporation (restaurant chain); Director (since 1998), Shawmut Design and Construction (construction management and general contracting firm); Director (2010-2017), Larkburger, Inc. (restaurant chain).

Susan B. Sweeney (67) 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2022; Trustee since 2012	Retired (since 2014); Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Company of America; Senior Managing Director (2008-2010), Ironwood Capital.	106

Trustee (since 2012), Barings Participation Investors; Trustee (since 2009), MassMutual Select Funds (open-end investment company advised by MassMutual); Trustee (since 2009), MML Series Investment Funds (open-end investment company advised by MassMutual); Trustee (since 2012), MML Series Investment Funds II (open-end investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (open-end investment company advised by MassMutual).

2019 Annual Report

INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Maleyne M. Syracuse (63) 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Trustee / Nominee	Term expires 2020; Trustee since 2007	Private Investor (since 2007); Managing Director (2000-2007), JP Morgan Securities, Inc. (investment banking); Managing Director (1999-2000), Deutsche Bank Securities; Managing Director (1981-1999), Bankers Trust/BT Securities.	2

Trustee (since 2007), Barings Participation Investors; Member of the Board of Directors (since 1998) and President of the Board (since 2002), Peters Valley School of Craft (non-profit arts organization); Member of the Board of Directors (since 2014) and Treasurer (since 2017), Charles Lawrence Keith & Clara Miller Foundation (non-profit philanthropic foundation); Member of the Board of Directors (since 2015) and Treasurer of the Board (since 2016), Greater Pike Community Foundation (non-profit philanthropic foundation).

Barings Corporate Investors

OFFICERS OF THE TRUST

Name (Age), Address	Position(s) With The Trust(s)	Office Term* and Length of Time Served	Principal Occupations(s) During Past 5 Years

Christina Emery (46) 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	President	Since 2020	President (since 2020), Vice President (2018-2020), Barings Participation Investors; Managing Director (since 2011), Barings.

James M. Roy (57) 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Vice President and Chief Financial Officer	Since 2005	Vice President and Chief Financial Officer (since 2005), Treasurer (2003-2005), Associate Treasurer (1999-2003) of Barings Participation Investors; Managing Director (since 2005), Director (2000-2005), Barings; Trustee (since 2005), Treasurer (since 2005), Controller (2003-2005), CI Subsidiary Trust and PI Subsidiary Trust.

Janice M. Bishop (55) 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Vice President, Secretary and Chief Legal Officer	Since 2015

Secretary and Chief Legal Officer (since 2018), Barings BDC, Inc.; Vice President, Secretary and Chief Legal Officer (since 2015), Associate Secretary (2008-2015) of Barings Participation Investors; Vice President, Secretary and Chief Legal Officer (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Vice President, Secretary and Chief Legal Officer (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Senior Counsel and Managing Director (since 2014), Counsel (2007-2014), Barings; Vice President and Secretary (since 2015), Assistant Secretary (2008-2015), CI Subsidiary Trust and PI Subsidiary Trust.

Melissa M. LaGrant (46) 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Chief Compliance Officer	Since 2006

Managing Director and Deputy Chief Compliance Officer (since 2019), Managing Director (since 2006), Barings; Chief Compliance Officer (since 2006), Barings Participation Investor; Chief Compliance Officer (since 2018), Barings BDC, Inc.; Chief Compliance Officer (since 2013), Barings Finance LLC; Chief Compliance Officer (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Chief Compliance Officer (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).

Christopher Hanscom (37) 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Treasurer	Since 2017	Treasurer (since 2017), Barings Participation Investors; Director (since 2018), Associate Director (2015-2018), Analyst (2005-2015), Barings.

Sean Feeley (52) 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Vice President	Since 2011	Managing Director (since 2003), Barings; Vice President (since 2011), Barings Participation Investors; President (since 2017), Vice President (2012-2017), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust.

Jill Dinerman (43) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Assistant Secretary	Since 2019	General Counsel (since January 2020), Corporate Secretary (since 2018), Managing Director (since 2016), Associate General Counsel (2018-2020), Senior Counsel (2016-2018), Counsel and Director (2011-2016), Barings; Assistant Secretary (since 2019), Barings Funds Trust (open-end investment company advised by Barings); Assistant Secretary (since 2019), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Assistant Secretary (since 2019), Barings Participation Investors; and Assistant Secretary (since 2019), Barings BDC, Inc.

*	Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of each Trust. The officers were last elected on October 25, 2019.

 Barings Corporate Investors

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

Barings Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to DST Systems, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Agent for Barings Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Members of the Board of Trustees
Michael H. Brown* Private Investor	Barbara M. Ginader* Retired Managing Director and General Partner Boston Ventures Management	Edward P. Grace* President Phelps Grace International, Inc
Robert E. Joyal Retired President, Barings	Clifford M. Noreen Deputy Chief Investment Officer Massachusetts Mutual Life Insurance Company	Susan B. Sweeney* Private Investor
Maleyne M. Syracuse* Private Investor

Officers
Clifford M. Noreen Chairman	Christina Emery** President	James M. Roy*** Vice President & Chief Financial Officer
Janice M. Bishop Vice President, Secretary & Chief Legal Officer	Sean Feeley Vice President	Christopher D. Hanscom Treasurer
Melissa M. LaGrant**** Chief Compliance Officer
*	Member of the Audit Committee
**	Effective January 1, 2020, Christina Emery succeeded Robert M. Shettle as President for the Trust.
***	Effective March 1, 2020, Jonathan Bock will succeed James M. Roy as Chief Financial Officer for the Trust.
****	Effective January 23, 2020, Michael Cowart succeeded Melissa M. LaGrant as Chief Compliance Officer for the Trust.

Barings CORPORATE INVESTORS 2019 Annual Report

CI6369

ITEM 2. CODE OF ETHICS.

The Registrant adopted a Code of Ethics for Senior Financials Officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.barings.com/mci. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees has determined that Mr. Michael H. Brown, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Mr. Brown is "independent" for purposes of this Item 3 as required by applicable regulation.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The Registrant has engaged its principal accountant, KPMG LLP, to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years by KPMG LLP.

Fees Billed to the Registrant:

	KPMG LLP Year Ended December 31, 2019	KPMG LLP Year Ended December 31, 2018
Audit Fees	$134,772	$117,150
Audit-Related Fees	0	17,500
Tax Fees	45,665	45,665
All Other Fees	0	0
Total Fees	$180,387	$180,315

 Non-Audit Fees Billed to Barings and MassMutual:

	KPMG LLP Year Ended December 31, 2019	KPMG LLP Year Ended December 31, 2018
Audit-Related Fees	$1,559,688	$1,425,297
Tax Fees	85,618	415,500
All Other Fees	2,730	2,730
Total Fees	$1,648,036	$1,843,527

The category "Audit Fees" refers to performing an audit of the Registrant's annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The category "Audit-Related Fees" reflects fees billed by KPMG LLP for various non-audit and non-tax services rendered to the Registrant, Barings and MassMutual, such as a SOC - 1 review, consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax and tax compliance work are representative of the fees reported in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG LLP for consulting rendered to the Registrant, Barings and MassMutual.

The Sarbanes-Oxley Act of 2002 and its implementing regulations allow the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's principal accountant. During 2019, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG LLP and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG LLP for 2018 and 2019 for the Registrant and for the non-audit services provided to Barings, and Barings' parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant's independence.

The 2018 fees billed represent final 2018 amounts, which may differ from the preliminary figures available as of the filing date of the Registrant's 2018 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Registrant's 2018 Annual Form N-CSR, but are now properly included in the 2018 fees billed to the Registrant, Barings and MassMutual.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of the U.S. Securities and Exchange Commission. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.barings.com/mci; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Michael H. Brown, Barbara M. Ginader, Edward P. Grace, III, Susan B. Sweeney and Maleyne M. Syracuse.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant's Board of Trustees has delegated proxy voting responsibilities relating to the voting securities held by the Registrant to its investment adviser, Barings LLC ("Barings"). A summary of Barings' proxy voting policies and procedures are set forth below.

Summary of Barings’ Proxy Voting Policy:

Barings understands that the voting of proxies is an integral part of its investment management responsibility and believes, as a general principle, that proxies should be acted upon (voted or abstained) solely in the best interest of its clients (i.e. in a manner believed by Barings to best pursue a client’s investment objectives). To implement this general principle, Barings engages a proxy service provider (the “Service Provider”) that is responsible for processing and maintaining records of proxy votes. In addition, the Service Provider will retain the services of an independent third party research provider (the “Research Provider”) to provide research and recommendations on proxies. It is Barings’ Global Proxy Voting Policy to generally vote proxies in accordance with the recommendations of the Research Provider. In circumstances where the Research Provider has not provided recommendations with respect to a proxy, Barings will vote in accordance with the Research Provider’s proxy voting guidelines (the “Guidelines”). In circumstances where the Research Provider has not provided a recommendation or has not contemplated an issue within its Guidelines, the proxy will be analyzed on a case-by-case basis.

Barings recognizes that there are times when it is in the best interest of clients to vote proxies (i) against the Research Provider’s recommendations or (ii) in instances where the Research Provider has not provided a recommendation vote against the Guidelines. Barings can vote, in whole or in part, against the Research Provider’s recommendations or Guidelines, as it deems appropriate. The procedures set forth in the Global Proxy Voting Policy are designed to ensure that votes against the Research Provider’s recommendations or Guidelines are made in the best interests of clients and are not the result of any material conflict of interest (a “Material Conflict”). For purposes of the Global Proxy Voting Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Barings or a Barings associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.

Summary of Barings’ Proxy Voting Procedures:

Barings will vote all client proxies for which it has proxy voting discretion, where no Material Conflict exists, in accordance with the Research Provider’s recommendations or Guidelines, unless (i) Barings is unable or determines not to vote a proxy in accordance with the Global Proxy Voting Policy or (ii) an authorized investment person or designee (a “Proxy Analyst”) determines that it is in the client’s best interests to vote against the Research Provider’s recommendations or Guidelines. In such cases where a Proxy Analyst believes a proxy should be voted against the Research Provider’s recommendations or Guidelines, the proxy administrator will vote the proxy in accordance with the Proxy Analyst’s recommendation as long as (i) no other Proxy Analyst disagrees with such recommendation and (ii) no known Material Conflict is identified by the Proxy Analyst(s) or the proxy administrator. If a Material Conflict is identified by a Proxy Analyst or the proxy administrator, the proxy will be submitted to the Trading Practices Committee to determine how the proxy is to be voted in order to achieve that client’s best interests.

No associate, officer, director or board of managers/directors of Barings or its affiliates (other than those assigned such responsibilities under the Global Proxy Voting Policy) can influence how Barings votes client proxies, unless such person has been requested to provide assistance by a Proxy Analyst or Trading Practices Committee member and has disclosed any known Material Conflict. Pre-vote communications with proxy solicitors are prohibited. In the event that pre-vote communications occur, it should be reported to the Trading Practices Committee or Barings’ Chief Compliance Officer prior to voting. Any questions or concerns regarding proxy-solicitor arrangements should be addressed to Barings’ Chief Compliance Officer.

Investment management agreements generally delegate the authority to vote proxies to Barings in accordance with Barings’ Global Proxy Voting Policy. In the event an investment management agreement is silent on proxy voting, Barings should obtain written instructions from the client as to their voting preference. However, when the client does not provide written instructions as to their voting preferences, Barings will assume proxy voting responsibilities. In the event that a client makes a written request regarding voting, Barings will vote as instructed.

Obtaining a Copy of the Proxy Voting Policy

Clients can obtain a copy of Barings’ Proxy Voting Policy and information about how Barings voted proxies related to their securities, free of charge, by contacting the Chief Compliance Officer, Barings LLC, 300 South Tryon, Charlotte, NC 28202, or calling toll-free, 1-877-766-0014.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

PORTFOLIO MANAGER. Christina Emery serves as the President of the Registrant (since January 2020) and as one of its Portfolio Managers. Ms. Emery began her service to the Registrant in 2017 as a Vice President. With over 18 years of industry experience, Ms. Emery is a senior member of Barings’ Global Private Finance Group. She is responsible for originating, executing and monitoring North American private finance investments with management responsibilities. Prior to joining Barings in 2005, she held a position in investment banking at Legg Mason and had various operations roles at Abbott Laboratories. Ms. Emery holds a B.S. from the University of Virginia and an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia. Ms. Emery also serves as President of Barings Participation Investors, another closed-end management investment company advised by Barings.

PORTFOLIO MANAGEMENT TEAM. Ms. Emery has primary responsibility for overseeing the investment of the Registrant’s portfolio, with the day-to-day investment management responsibility of the Registrant’s portfolio being shared with the following Barings’ investment professional (together with the Portfolio Manager, the “Portfolio Team”).

Sean Feeley is responsible for the day-to-day management of the Registrant’s public high yield and investment grade fixed income portfolio. Mr. Feeley has been a Vice President of the Registrant since 2011. With over 24 years of industry experience, Mr. Feeley is a portfolio manager for Barings’ U.S. High Yield Investments Group. He is also a member of the Barings’ U.S. High Yield Investment Committee and the Global High Yield Allocation Committee. Mr. Feeley is responsible for the portfolio management of various high yield bond total return strategies. Prior to joining Barings in 2003, he worked at Cigna Investment Management in project finance and at Credit Suisse, where he worked in the leveraged finance group. Sean holds a B.S. in Accounting from Canisius College (magna cum laude) and an M.B.A. from Cornell University. He is a Certified Public Accountant (inactive) and member of the CFA Institute. MR. Feeley also serves as Vice President of Barings Participation Investors and President of Barings Global Short Duration High Yield Fund, both closed-end management investment companies advised by Barings.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM.  The members of the Registrant's Portfolio Team also have primary responsibility for the day-to-day management of other Barings advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

				NUMBER OF
				ACCOUNTS	APPROXIMATE
		TOTAL		WITH	ASSET SIZE OF
		NUMBER	APPROXIMATE	PERFORMANCE-	PERFORMANCE-
PORTFOLIO	ACCOUNT	OF	TOTAL ASSET	BASED	BASED ADVISORY
TEAM	CATEGORY	ACCOUNTS	SIZE[1,2]	ADVISORY FEE	FEE ACCOUNTS[1,2]

Eric	Registered	4	$902	0	$0
Lloyd [3]	Investment
	Companies

	Other Pooled	11	$2,535	0	$0
	Investment
	Vehicles

	Other	6	$624	0	$0
	Accounts

Christina	Registered	1	$163	0	$0
Emery	Investment
	Companies

	Other Pooled	0	$0	0	$0
	Investment
	Vehicles

	Other	6	$713	0	$0
	Accounts

Sean	Registered	7	$1,527	0	$0
Feeley	Investment
	Companies

	Other Pooled	8	$3,080	0	$0
	Investment
	Vehicles

	Other	23	$4,002	0	$0
	Accounts

1	Account assets have been calculated as of December 31, 2019.
2	Account size in millions.
3	Mr. Lloyd, as head of Barings' Global Private Finance Group, has overall responsibility for all middle market senior and mezzanine securities managed by Barings. Except for the accounts noted in the table above, Mr. Lloyd is not primarily responsible for the day-to-day management of other accounts managed by Barings' Global Private Finance Group.

MATERIAL CONFLICTS OF INTEREST.  The potential for material conflicts of interest may exist as the members of the Portfolio Management Team have responsibilities for the day-to-day management of multiple advisory accounts.  These conflicts may be heightened to the extent the individual, Barings and/or an affiliate has an investment in one or more of such accounts.  Barings has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonable to address such conflicts.

Transactions with Affiliates: From time to time, Barings or its affiliates, including MassMutual and its affiliates acts as principal, buys securities or other investments for itself from or sells securities or other investments it owns to its advisory clients. Likewise, Barings can either directly or on behalf of MassMutual, purchase and/or hold securities or other investments that are subsequently sold or transferred to advisory clients. Barings has a conflict of interest in connection with a transaction where it or an affiliate is acting as principal since it has an incentive to favor itself or its affiliates over its advisory clients in connection with the transaction. To address the conflicts of interest, Barings has adopted a Principal Transactions, Cross Trades and Other Affiliated Transactions Policy, which ensures any such transaction is consistent with Barings’ fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Cross Trades: Barings can effect cross-trades on behalf of its advisory clients whereby one advisory client buys securities or other investments from or sells securities or other investments to another advisory client. Barings can also effect cross-trades involving advisory accounts or funds in which it or its affiliates, including MassMutual, and their respective employees, have an ownership interest or for which Barings is entitled to earn a performance fee. As a result, Barings has a conflict of interest in connection with the cross-trade since it has an incentive to favor the advisory client or fund in which it or its affiliate has an ownership interest and/or is entitled to a performance fee. To address the conflicts of interest, Barings has adopted a Principal Transactions, Cross Trades and Other Affiliated Transactions Policy, which ensures any such cross-trade is consistent with Barings’ fiduciary obligations to act in the best interests of each of its advisory clients, including its ability to obtain best execution for each advisory client in connection with the cross-trade transaction, and is in compliance with applicable legal and regulatory requirements. Barings will not receive a commission or any other remuneration (other than its advisory fee) for effecting cross-trades between advisory clients.

Loan Origination Transactions: While Barings or its affiliates generally do not act as an underwriter or member of a syndicate in connection with a securities offering, Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) can act as an underwriter, originator, agent, or member of a syndicate in connection with the origination of senior secured loans or other lending arrangements with borrowers, where such loans are purchased by Barings advisory clients during or after the original syndication. Barings advisory clients purchase such loans directly from Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) or from other members of the lending syndicate. In connection with such loan originations, Barings or its affiliates, either directly or indirectly, receive underwriting, origination, or agent fees. As a result, Barings has a conflict of interest in connection with such loan origination transactions since it has an incentive to base its investment recommendation to its advisory clients on the amount of compensation, underwriting, origination or agent fees it would receive rather than on its advisory clients’ best interests. To address the conflict of interest, Barings has adopted a Principal Transactions, Cross Trades and Other Affiliated Transactions Policy, which ensures any such transaction is consistent with Barings’ fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Investments by Advisory Clients: Barings has the ability to invest client assets in securities or other investments that are also held by (i) Barings or its affiliates, including MassMutual, (ii) other Barings advisory accounts, (iii) funds or accounts in which Barings or its affiliates or their respective employees have an ownership or economic interest or (iv) employees of Barings or its affiliates. Barings also has the ability, on behalf of its advisory clients, to invest in the same or different securities or instruments of issuers in which (a) Barings or its affiliates, including MassMutual, (b) other Barings advisory accounts, (c) funds or accounts in which Barings, its affiliates, or their respective employees have an ownership or economic interest or (d) employees of Barings or its affiliates, have an ownership interest as a holder of the debt, equity or other instruments of the issuer. Barings has a conflict of interest in connection with any such transaction since investments by its advisory clients can directly or indirectly benefit Barings and/or its affiliates and employees by potentially increasing the value of the securities or instruments it holds in the issuer. Any investment by Barings on behalf of its advisory clients will be consistent with its fiduciary obligations to act in the best interests of its advisory clients, and otherwise be consistent with such clients’ investment objectives and restrictions.

Barings or its affiliates can recommend that clients invest in registered or unregistered investment companies, including private investment funds such as hedge funds, private equity funds or structured funds (i) advised by Barings or an affiliate, (ii) in which Barings, an affiliate or their respective employees has an ownership or economic interest or (iii) with respect to which Barings or an affiliate has an interest in the entity entitled to receive the fees paid by such funds. Barings has a conflict of interest in connection with any such recommendation since it has an incentive to base its recommendation to invest in such investment companies or private funds on the fees that Barings or its affiliates would earn as a result of the investment by its advisory clients in the investment companies or private funds. Any recommendation to invest in a Barings advised fund or other investment company will be consistent with Barings’ fiduciary obligations to act in the best interests of its advisory clients, consistent with such clients’ investment objectives and restrictions. In certain limited circumstances, Barings offers to clients that invest in private investment funds that it advises an equity interest in entities that receive advisory fees and carried profits interest from such funds.

Employee Co-Investment: Barings permits certain of its portfolio managers and other eligible employees to invest in certain private investment funds advised by Barings or its affiliates and/or share in the performance fees received by Barings from such funds. If the portfolio manager or other eligible employee was responsible for both the portfolio management of the private fund and other Barings advisory accounts, such person would have a conflict of interest in connection with investment decisions since the person has an incentive to direct the best investment ideas, or to allocate trades, in favor of the fund in which he or she is invested or otherwise entitled to share in the performance fees received from such fund. To address the conflicts of interest, Barings has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result of the ownership or economic interests of Barings, its affiliates or employees, in such advisory account. Any investment by a Barings employee in one of its private funds is also governed by Barings’ Global Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings’ Global Code of Ethics Policy, as summarized above.

Management of Multiple Accounts: As noted above, Barings’ portfolio managers are often responsible for the day-to-day management of multiple accounts, including, among others, separate accounts for institutional clients, closed-end and open-end registered investment companies, and/or private investment funds (such as hedge funds, private equity funds and structured funds), as well as for proprietary accounts of Barings and its affiliates, including MassMutual and its affiliates. The potential for material conflicts of interest exist whenever a portfolio manager has responsibility for the day-to-day management of multiple advisory accounts. These conflicts are heightened to the extent a portfolio manager is responsible for managing a proprietary account for Barings or its affiliates or where the portfolio manager, Barings and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts (e.g., through the receipt of a performance fee).

Investment Allocation: Such potential conflicts include those relating to allocation of investment opportunities. For example, it is possible that an investment opportunity is suitable for more than one account managed by Barings, but is not available in sufficient quantities for all accounts to participate fully. Similarly, there can be limited opportunity to sell an investment held by multiple accounts. A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Barings or its affiliates a performance-based fee or the portfolio manager, Barings or an affiliate has an ownership or other economic interest in the account. As noted above, Barings also acts as an investment manager for certain of its affiliates, including MassMutual. These affiliate accounts sometimes co-invest jointly and concurrently with Barings’ other advisory clients and therefore share in the allocation of such investment opportunities. To address the conflicts of interest associated with the allocation of trading and investment opportunities, Barings has adopted a Global Investment Allocation Policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts, which are summarized below under Item 12 – Brokerage Practices, Global Investment Allocation Policy. In addition, as noted above, to address the conflicts, Barings has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result of the ownership or economic interests of Barings, its affiliates or employees, in such advisory accounts. Any investment by a Barings employee in one of its private funds is also governed by Barings’ Global Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings’ Global Code of Ethics Policy, as summarized above.

Personal Securities Transactions; Short Sales: Potential material conflicts of interest also arise related to the knowledge and timing of an account’s trades, investment opportunities and broker or dealer selection. Barings and its portfolio managers have information about the size, timing and possible market impact of the trades of each account they manage. It is possible that portfolio managers could use this information for their personal advantage and/or to the advantage or disadvantage of various accounts which they manage. For example, a portfolio manager could cause a favored account to “front run” an account’s trade or sell short a security for an account immediately prior to another account’s sale of that security. To address these conflicts, Barings has adopted policies and procedures, including a Global Short Sale Policy, which ensures that the use of short sales by Barings is consistent with Barings’ fiduciary obligations to its clients, a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy, which requires, among other things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular account as a result of the ownership or economic interest of Barings, its affiliates or employees and a Global Code of Ethics Policy, as summarized above.

Trade Errors: Potential material conflicts of interest also arise if a trade error occurs in a client account. A trade error is deemed to occur if there is a deviation by Barings from the applicable standard of care in connection with the placement, execution or settlement of a trade for an advisory account that results in (1) Barings purchasing assets not permitted or authorized by a client’s investment advisory agreement or otherwise failing to follow a client’s specific investment directives; (2) Barings purchasing or selling the wrong security or the wrong amount of securities on behalf of a client’s account; or (3) Barings purchasing or selling assets for, or allocating assets to, the wrong client account. When correcting these errors, conflicts of interest between Barings and its advisory accounts arise as decisions are made on whether to cancel, reverse or reallocate the erroneous trades. In order to address the conflicts, Barings has adopted a Global Client Account Errors Policy governing the resolution of trading errors, and will follow the Global Client Account Errors Policy in order to ensure that trade errors are handled promptly and appropriately and that any action taken to remedy an error places the interest of a client ahead of Barings’ interest.

Best Execution; Directed or Restricted Brokerage: With respect to securities and other transactions (including, but not limited to, derivatives transactions) for most of the accounts it manages, Barings determines which broker, dealer or other counterparty to use to execute each order, consistent with its fiduciary duty to seek best execution of the transaction. Barings manages certain accounts, however, for clients who limit its discretion with respect to the selection of counterparties or direct it to execute such client’s transactions through a particular counterparty. In these cases, trades for such an account in a particular security or other transaction can be placed separately from, rather than aggregated with, those in the same security or transaction for other accounts. Placing separate transaction orders for a security or transaction can temporarily affect the market price of the security or transaction or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved. Barings has adopted a Global Best Execution Policy and a Global Directed or Restricted Brokerage Policy which are summarized below under Item 12 –Brokerage Practices, Counterparty Selection/Recommendations and Directed/Restricted Brokerage.

Barings and its portfolio managers or employees have other actual or potential conflicts of interest in managing an advisory account, and the list above is not a complete description of every conflict of interest that could be deemed to exist.

COMPENSATION.  Compensation packages at Barings are structured such that key professionals have a vested interest in the continuing success of the firm.  Portfolio managers' compensation is comprised of base salary and a discretionarily allocated incentive bonus, which includes a performance-driven annual bonus, and may include a deferred long-term incentive bonus and also may contain a performance fee award.  As part of the firm's continuing effort to monitor retention, Barings participates in annual compensation surveys of investment management firms to ensure that Barings' compensation is competitive with industry norms.

The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.

Portfolio Managers may receive a yearly incentive bonus.  Factors impacting the potential bonuses include but are not limited to: i) investment performance of funds/accounts managed by a Portfolio Manager, ii) financial performance of Barings, iii) client satisfaction, iv) collaboration, v) risk management and vi) integrity.

Long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles phantom restricted stock; linking the value of the award to a formula which includes Babson's overall earnings, revenue and assets under management.  A voluntary separation of service will result in a forfeiture of unvested long-term incentive awards.

BENEFICIAL OWNERSHIP: As of December 31, 2019, members of the Portfolio Management Team, beneficially owned the following dollar range of equity securities in the Registrant:

Portfolio Management Team:	Dollar Range of Beneficially Owned* Equity Securities of the Registrant:

Eric Lloyd	$0
Christina Emery	$0
Sean Feeley	$0

*  Beneficial ownership has been determined in accordance with Rule 16(a)-1(a)(2) under the Securities Exchange Act of 1934, as amended.  (Shares "beneficially owned" include the number of shares of the Registrant represented by the value of a Registrant-related investment option under Barings' non-qualified deferred compensation plan for certain officers of Barings (the "Plan").  The Plan has an investment option that derives its value from the market value of the Registrant's shares.  However, neither the Plan nor the participant in the Plan has an actual ownership interest in the Registrant's shares.)

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 13. EXHIBITS.

(a)(1)	ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

Not applicable for this filing.

(a)(2)	A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1

Attached hereto as EX-99.31.2

(a)(3)	ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Barings Corporate Investors

By:	/s/ Christina Emery
Christina Emery, President

Date:	March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christina Emery
Christina Emery, President

Date:	March 6, 2020

By:	/s/ James M. Roy
James M. Roy, Vice President and Chief Financial Officer

Date:	March 6, 2020